UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

TRINET GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36373	95-3359658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 San Leandro Blvd., Suite 400 San Leandro, CA		94577
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in May 2015 Gregory L. Hammond notified TriNet Group, Inc. (the “Company”) of his intention to retire from his position as Executive Vice President and Chief Legal Officer of the Company at a future date to be determined. On June 11, 2015, Mr. Hammond notified the Company that his retirement would take effect on June 21, 2015.

Item 8.01	Other Events.

On June 15, 2015, the Company announced the appointment of Brady Mickelsen as Senior Vice President, Chief Legal Officer and Secretary of the Company, effective June 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.

Date: June 15, 2015	By:	/s/ Gregory L. Hammond
Gregory L. Hammond
Executive Vice President and Chief Legal Officer